FOR IMMEDIATE RELEASE	TSX: CTI OTCBB: CHKT

CHEMOKINE THERAPEUTICS COVERAGE
INITIATED BY JENNINGS CAPITAL

Vancouver, BC (July 7, 2005) – Chemokine Therapeutics Corp. (the Company) (TSX: CTI, OTCBB: CHKT), a biotechnology company developing peptide-based therapies to treat cancer, blood disorders, cardiovascular, and infectious diseases, is pleased to advise investors that coverage has been initiated by Shameze Rampertab, Senior Healthcare and Biotechnology Analyst of Jennings Capital.

Jennings Capital Inc. is a full service, Canadian owned investment dealer offering private client service, corporate finance, institutional sales and trading, and investment research.  Coverage was initiated on June 29, 2005. Enquiries should be made to shameze.rampertab@jenningscapital.com (416) 304-2176.

Estimates or forecasts regarding Chemokine Therapeutics’ performance made by Jennings Capital represent its analysis and judgments, and do not represent opinions, forecasts or predictions of Chemokine Therapeutics or its management.  Chemokine Therapeutics does not by its reference above or distribution imply any endorsement of, or concurrence with, such opinions, estimates or forecasts.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a new class of cytokines, proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration.   Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five products with two lead product candidates in clinical trials; CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth. For more information, please visit our website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact Information:

Chemokine Therapeutics Corp.

Frederica Bell

604-827-3131

fbell@chemokine.net

Jennifer K. Zimmons, Ph.D.

Strategic Growth International
Phone: (212) 838-1444

Email: jzimmons@sgi-ir.com